

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet and statement of income included in the Company's Form 10-K for the year ended December 31, 1997 and is qualified in its entirety by reference to such financial statements including notes thereto. Financial information is for Auto
Europe, companies acquired in 1997 under transactions accounted for using the pooling method of accounting and the four other Founding Companies acquired on
July 28, 1997. See Note 1, Organization, to the Financial Statements.
</LEGEND>
<MULTIPLIER>                                   1,000

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   DEC-31-1997
<CASH>                                         7,270
<SECURITIES>                                   0
<RECEIVABLES>                                  4,361
<ALLOWANCES>                                   131
<INVENTORY>                                    0
<CURRENT-ASSETS>                               14,051
<PP&E>                                         11,194
<DEPRECIATION>                                 1,184
<TOTAL-ASSETS>                                 67,609
<CURRENT-LIABILITIES>                          12,765
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       101
<OTHER-SE>                                     50,478
<TOTAL-LIABILITY-AND-EQUITY>                   67,609
<SALES>                                        0
<TOTAL-REVENUES>                               58,387
<CGS>                                          36,969
<TOTAL-COSTS>                                  36,969
<OTHER-EXPENSES>                               17,356
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             426
<INCOME-PRETAX>                                3,979
<INCOME-TAX>                                   852
<INCOME-CONTINUING>                            3,127
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   3,127
<EPS-PRIMARY>                                  .55
<EPS-DILUTED>                                  .53


